Exhibit 99.1

For Immediate Release:  January 2, 2015

Molycorp, Inc. Receives Continued Listing Standards Notice from NYSE

GREENWOOD VILLAGE, CO (January 2, 2015) — Molycorp, Inc. (NYSE:  MCP) (the “Company”) announced today that on December 30, 2014, the Company was notified by the New York Stock Exchange (“NYSE”) that the Company’s common stock is not in compliance with the NYSE’s continued listing standard that requires a minimum average closing price of $1.00 per share over a period of 30 consecutive trading days.

Under the NYSE’s rules, the Company has a period of six months from the date of the NYSE notice to bring its 30-day average share price back above $1.00.  During this period, the Company’s common stock will continue to be traded on the NYSE, subject to the Company’s compliance with other NYSE listing requirements.  The Company will notify the NYSE of its intent to cure this deficiency.

The Company’s business operations, reporting requirements, credit agreements, and other debt obligations currently are unaffected by this notification.

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Source:  Molycorp, Inc. ($MCP)

For more information:

Jim Sims, +1 (303) 843-8062

Vice President, Corporate Communications

Jim.Sims@Molycorp.com

Brian Blackman, +1 (303) 843-8067

Vice President, Investor Relations

Brian.Blackman@Molycorp.com

About Molycorp, Inc.

Molycorp is the only advanced material manufacturer in the world that both controls a world-class rare earth resource and can produce high-purity, custom engineered rare earth products to meet increasingly demanding customer specifications. With 24 locations across 10 countries, the Company produces a wide variety of specialized products from all naturally occurring rare earths (lights, mids, and heavies) and five rare metals (gallium, indium, rhenium, tantalum, and niobium). The Company produces rare earth magnetic materials through its Molycorp Magnequench subsidiary, including neodymium-iron-boron (NdFeB) magnet powders, used to manufacture bonded NdFeB permanent rare earth magnets. Through its joint venture with Daido Steel and the Mitsubishi Corporation, Molycorp manufactures next-generation, sintered NdFeB permanent rare earth magnets. The Company also markets and sells a line of rare earth-based water treatment products. For more information please visit www.molycorp.com.

Safe Harbor Statement Regarding Forward-Looking Statements

This release contains forward-looking statements that represent Molycorp’s beliefs, projections and predictions about future events or Molycorp’s future performance. Forward-looking statements can be identified by terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms or other similar expressions or phrases. These forward-looking statements are necessarily subjective and involve known and unknown risks, uncertainties and other important factors that could cause Molycorp’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievement described in or implied by such statements.

Factors that may cause actual results to differ materially from expected results described in forward-looking statements include, but are not limited to:  Molycorp’s ability meet the standards necessary to maintain its listing on the New York Stock Exchange or other stock exchange, including its ability to cure any non-compliance with such listing standards; the need to secure additional capital to implement Molycorp’s business plans, and Molycorp’s ability to successfully secure any such capital, including the ability to successfully access the remaining commitment under the financings with certain funds managed by Oaktree Capital Management, L.P.; Molycorp’s ability to make interest payments on its existing debt; Molycorp’s ability to repay its debt, whether at maturity, pursuant to any acceleration, or otherwise; Molycorp’s ability to optimize production at its Mountain Pass rare earth mine and processing facility, which we refer to as the Molycorp Mountain Pass facility, and the ability to develop internal and external demand for REO and other downstream products, including the ability to operate at commercial production rates and competitive cash production costs, in each case within the projected time frame; Molycorp’s ability to economically produce chemical reagents from waste water at the Molycorp Mountain Pass facility on a consistent basis; the success of Molycorp’s cost mitigation efforts in connection with the optimization of the Molycorp Mountain Pass facility, which, if unsuccessful, might cause its costs to exceed budget; the final costs of Molycorp’s planned capital projects, which may differ from estimated costs; Molycorp’s ability to achieve fully the strategic and financial objectives related to the acquisition of Molycorp Canada, including the acquisition’s impact on Molycorp’s financial condition and results of operations; unexpected costs or liabilities that may arise from the acquisition, ownership or operation of Molycorp Canada; risks and uncertainties associated with intangible assets, including any future goodwill impairment charges and the ability to develop and protect intellectual property related to products and operations; risks associated with Molycorp’s ability to protect its intellectual property, including the infringement of intellectual property of third parties; market conditions, including prices and demand for Molycorp’s products; Molycorp’s ability to control its working capital needs; foreign exchange rate fluctuations; the development and commercialization of new products; unexpected actions of domestic and foreign governments; various events which could disrupt operations, including natural events and other risks; uncertainties associated with Molycorp’s reserve estimates and non-reserve deposit information, including estimated mine life and annual production; uncertainties related to feasibility studies that provide estimates of expected or anticipated costs, expenditures and economic returns, REO prices, production costs and other expenses for operations, which are subject to fluctuation; uncertainties regarding global supply and demand for rare earths materials; uncertainties regarding the results of Molycorp’s exploration programs; Molycorp’s ability to enter into additional definitive agreements with its customers and its ability to maintain customer relationships; Molycorp’s sintered neodymium-iron-boron rare earth magnet joint venture’s ability to successfully manufacture magnets within its expected timeframe; Molycorp’s ability to successfully integrate other acquired businesses; Molycorp’s ability to maintain appropriate relations with unions and employees; Molycorp’s ability to attract and retain employees with the necessary experience, skills and training; Molycorp’s ability to successfully implement its vertical integration strategy; environmental laws, regulations and permits affecting Molycorp’s business, directly and indirectly, including, among others, those relating to mine reclamation and restoration, climate change, emissions to the air and water and human exposure to hazardous substances used, released or disposed of by Molycorp; and uncertainties associated with unanticipated geological conditions related to mining; and the outcome of the current stockholder class action litigation and derivative litigation, including any actions taken by government agencies in connection therewith.

For more information regarding these and other risks and uncertainties that Molycorp may face, see the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and of the Company’s Quarterly Reports on Form 10-Q. Any forward-looking statement contained in this release or the Annual Report on Form 10-K or the Quarterly Reports on Form 10-Q reflects Molycorp’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to Molycorp’s operations, operating results, growth strategy and liquidity. You should not place undue reliance on these forward-looking statements because such statements speak only as to the date when made. Molycorp assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as otherwise required by applicable law.